FINANCIAL INVESTORS TRUST

ALPS/Red Rocks Listed Private Equity Fund – Class A Shares

SUPPLEMENT DATED MARCH 11, 2010 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, EACH DATED AUGUST 28, 2009

The information below replaces in its entirety the section titled “FEES AND EXPENSES OF THE FUND” found on pages 4 and 5 of the prospectus:

FEES AND EXPENSES OF THE FUND

The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A shares of the Fund.

Shareholder Fees (Paid Directly From Your Investment)
Maximum Sales Charge (Load)	5.50	%(1)
Maximum sales charge on purchases (as a percentage of the offering price)	5.50%
Maximum deferred sales charge on redemptions	1.00	%(2)
Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%

Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)
Management fees	0.85%
Distribution and service (12b-1) fees(4)	0.25%
Acquired Fund Fees and Expenses(5)	0.30%
Other expenses(6)	0.98%
Shareholder services fees(7)	0.15%
Total annual fund operating expenses	2.53	%(3)
Fee Waiver and Expense Reimbursement	(0.73	)%(3)
Net Annual Fund Operating Expenses	1.80	%(3)

(1) An initial sales charge (load) of up to 5.50% will be applied to share purchases up to $1 million, subject to breakpoint discounts.  See “BUYING AND REDEEMING SHARES —Sales Charge When You Purchase” below.  If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to shares redeemed within the first 12 months after a purchase in excess of $1 million. See “BUYING AND REDEEMING SHARES — Contingent Deferred Sales Charge” below.

(2) A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to shares redeemed within the first 12 months after a purchase in excess of $1 million. See “BUYING AND REDEEMING SHARES — Contingent Deferred Sales Charge” below.

(3) ALPS Advisors, Inc. (the “Adviser”) and the Sub-Adviser have given a contractual agreement to the Fund to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and service (12b-1) fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets.  This agreement is in effect through August 31, 2011.  This agreement is reevaluated on an annual basis. Without this agreement, expenses could be higher.  The Adviser and the Sub-Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

(4) Pursuant to a Distribution and Services (12b-1) Plan, the Fund may pay 12b-1 fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares.

(5) “Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.

(6) “Other Expenses” may include administrative (networking, omnibus positioning) fees charged by intermediaries with respect to processing orders in Fund shares.

(7) Pursuant to a Shareholder Services Plan, the Fund may pay fees at an annual rate of up to 0.15% of the average daily net asset value of Class A shares.

EXAMPLE

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years

Class A Shares	$732	$1,268	$1,829	$3,357

You would pay the following expenses if you did not redeem your shares:
Class A Shares	$732	$1,268	$1,829	$3,357

The example does not reflect sales charges (loads) on reinvested dividends and other distributions.  If these sales charges (loads) were included, your costs would be higher.

* * * * *

The section below is added following the section titled “Distribution and Services (12b-1) Plan for Class A Shares” found on page 12 of the Fund’s Statement of Additional Information:

Shareholder Services Plan for Class A Shares

The Fund has adopted a shareholder services plan (a “Shareholder Services Plan”) with respect to the Fund’s Class A shares.  Under the Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization.  Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year.